UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 12, 2013

NUCOR CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-4119	13-1860817

(Commission File Number)	(IRS Employer Identification No.)

1915 Rexford Road, Charlotte, North Carolina	28211

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 366-7000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On April 12, 2013, Nucor Corporation (the “Corporation”) announced that Hamilton Lott, Jr. will retire from his position as Executive Vice President of Fabricated Construction Products of the Corporation, effective June 3, 2013. Mr. Lott, age 63, joined the Corporation in 1975 and has been an Executive Vice President since 1999. His decision to retire is voluntary and in accordance with the Corporation’s succession planning.

Raymond S. Napolitan, Jr. will be promoted to Executive Vice President of Fabricated Construction Products upon Mr. Lott’s retirement. Mr. Napolitan began his career with the Corporation in 1996 and was promoted to the position of President of the Corporation’s Vulcraft/Verco Group in 2010.

A copy of the news release announcing the events described above is attached hereto as Exhibit 99.1 and is hereby incorporated by this reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1 News Release of Nucor Corporation, issued April 12, 2013

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUCOR CORPORATION

Date: April 12, 2013	By:	/s/ James D. Frias
Chief Financial Officer, Treasurer and Executive Vice President

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EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release of Nucor Corporation, issued April 12, 2013

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